EXHIBIT 10.5

                          FOURTH AMENDMENT AGREEMENT
                          --------------------------

        AGREEMENT, dated as of December 19, 1997 among TRANS-LUX CORPORATION, a Delaware corporation, TRANS-LUX CONSULTING CORPORATION, a Delaware corpo-ration, TRANS-LUX SIGN CORPORATION, a Delaware corporation, TRANS-LUX MONTEZUMA CORPORATION, a New Mexico corporation, INTEGRATED SYSTEMS ENGINEERING, INC., a Utah corporation, the GUARANTORS, and FIRST UNION NATIONAL BANK a national banking association (formerly known as First Union Bank of Connecticut).

                                  Background
                                  ----------

   A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of August 28, 1995, between Trans-Lux Corporation, Trans-Lux Consulting Corporation, Trans-Lux Sign Corporation, Trans-Lux Montezuma Corporation, Integrated Systems Engineering, Inc., and First Fidelity Bank of Connecticut (now known as First Union National Bank) (as amended, modified or supplemented from time to time, the "Credit Agreement").

   B. Borrowers have requested that Lender, among other things, (i) increase from $5,000,000 to $10,000,000, the amount of Lender's commitment under Loan C and (ii) modify the interest rate with respect to the Loans.

   C. Lender has agreed to Borrowers' requests subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

        In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.   Modifications.  All the terms and provisions of the Credit Agreement
          -------------
and the other Loan Documents shall remain in full force and effect except as follows:

          (a) The definition of "Fixed Charge Coverage Ratio" set forth in Annex A to the Credit Agreement is deleted and the following is substituted therefor:

          "Fixed Charge Coverage Ratio" shall mean, with respect to any Person,
           ---------------------------
     on a consolidated basis, at any date, the ratio of EBITDA less dividends paid by TLX to the sum of (i) Interest Expense, (ii) Current Maturities

     (excluding "balloon" payments but including Capital Lease Obligations), and (iii) forty percent (40%) of Capital Expenditures for Rental Equipment.

     (b) The definition of "Loan C" set forth in Annex A to the Credit Agreement is deleted and the following is substituted therefor:

          "Loan C" shall mean the revolving loan facility extended by Lender
           ------
     to TLX in the original principal amount of $10,000,000, evidenced by Note C.

     (c) The following definition of "LIBOR Market Index Rate" is added to the Credit Agreement following the definition of "Lender":

          "LIBOR Market Index Rate" means that the rate for a Reset Date
           ------------------------
     will be the rate for one (1) month U.S. dollar deposits as reported on Telerate Page 3750 as of 11:00 a.m., London time, for such day, provided if such day is not a London business day or if not so reported, then as determined by the Lender from another recognized source or interbank quotation.

     (d)   The figure "$5,000,000" contained in subparagraph (a)(iii) of
Schedule 1.1 to the Credit Agreement is deleted and the figure "$10,000,000" is
------------
substituted therefor.

     (e)   The phrase "USD-LIBOR-BBA" contained in subparagraph (c)(ii) of
Schedule 1.2 to the Credit Agreement is deleted and the phrase "LIBOR  Market
------------
Index Rate" is substituted therefor.

     (f)   The phrase "USD-LIBOR-BBA" contained in subparagraph (f) of Schedule
                                                                       --------
1.2 to the Credit Agreement is deleted and the phrase "LIBOR Market Index Rate"
---
is substituted therefor.

     (g)   Schedule 3.9 to the Credit Agreement is deleted and the attached
           ------------
Schedule 3.9 is substituted therefor.

     (h)   Subparagraph 1(b) of Schedule 6.11 to the Credit Agreement is deleted
                                -------------
and the following is substituted therefor:

          (b) TLX, on a consolidated basis, shall not expend in excess of $15,000,000 for Capital Expenditures (including Rental Equipment but excluding expenditures related to movie theatres) in any Fiscal year, which amount shall be noncumulative from year to year.

     2.   Conditions to Effectiveness. This Agreement shall not be effective
          -----------------------------
until such date as Lender shall have received the following, all in form, scope and content acceptable to Lender in its sole discretion:

           (a)   Amendment Agreement. This Agreement duly executed by the
                 -------------------
     parties hereto;

           (b)   Allonge. The Third Allonge to Revolving Promissory Note duly
                 -------
     drawn to the order of Lender;

           (c)   Amendment Fee. Payment to the Lender of the Amendment Fee in
                 -------------
     the amount of $22,500 in consideration of the Lender's execution, delivery and performance of this Agreement; and

           (d)   Other. Such other agreements as Lender shall reasonably
                 -----
     require.


     3.   Reaffirmation By Borrowers. Borrowers acknowledge and agree, and
          --------------------------
reaffirm, that each is legally, validly and enforceably indebted to Lender under the Notes without defense, counterclaim or offset, and that each is legally, validly and enforceably liable to Lender for all costs and expenses of collection and reasonable attorneys' fees as and to the extent provided in this Agreement, the Credit Agreement, the Notes and the other Loan Documents. Borrowers hereby restate and agree to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirm that all of the representations and warranties contained in the Credit Agreement and the other Loan Documents remain true and correct in all material respects with the exception that the financial statements described therein are deemed true as of the date made. Borrowers represent that except as set forth in the Credit Agreement and the other Loan Documents, there are not pending, or to each Borrower's knowledge threatened, legal proceedings to which Borrowers or any of Guarantors is a party, which materially or adversely affect the transactions contemplated by this Agreement or the ability of Borrowers or any of Guarantors to conduct its business on a consolidated basis. Borrowers and Guarantors acknowledge and represent that the resolutions of each dated July 27, 1995 (except for the resolutions of Trans-Lux Midwest Corporation which are dated February 13, 1997), remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     4.   Reaffirmation by Guarantors. Guarantors acknowledge that each is
          ---------------------------
legally and validly indebted to Lender under the Guaranty of each without defense, counterclaim or offset. Guarantors affirm that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses the indebtedness of each of the Loans including, without limitation, Loan C, as modified herein.

     5.   Reaffirmation re: Collateral. Borrowers and Guarantors reaffirm the
          ----------------------------
liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

     6.   Other Representations By Borrowers and Guarantors. Borrowers and
          -------------------------------------------------
Guarantors each represent and confirm that (a) no Default or Event of Default has occurred and is continuing and Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against Borrowers and Guarantors in accordance with the terms thereof. Borrowers and Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and Borrowers and Guarantors each hereby waive every claim and defense as of the date hereof) against Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

     7.   No Waiver By Lender. Borrowers and Guarantors each acknowledge that
          -------------------
(a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by Borrowers or Guarantors under the Loan Documents and (b) Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

     8.   Miscellaneous.
          -------------

          (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          (b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the laws of the State of Connecticut.

          (c) This Agreement shall be deemed a Loan Document under the Credit Agreement for all purposes.

           The parties have executed this Agreement on the date first written above.

                         BORROWERS:

                         TRANS-LUX CORPORATION


                         By /s/ Victor Liss
                            --------------------------------------
                            Victor Liss
                            Title: President

                         By /s/ Angela Toppi
                           ---------------------------------------
                            Angela Toppi
                            Title: Senior Vice President and
                            Chief Financial Officer

                         TRANS-LUX CONSULTING
                           CORPORATION

                         By /s/ Victor Liss
                            --------------------------------------
                            Victor Liss
                            Title: President

                         By /s/ Angela Toppi
                           ---------------------------------------
                            Angela Toppi
                            Title: Senior Vice President and
                            Chief Financial Officer

                         TRANS-LUX SIGN CORPORATION

                         By /s/ Victor Liss
                            --------------------------------------
                            Victor Liss
                            Title: President

                         By /s/ Angela Toppi
                           ---------------------------------------
                            Angela Toppi
                            Title: Senior Vice President and
                            Chief Financial Officer

                         TRANS-LUX MONTEZUMA
                           CORPORATION

                         By /s/ Victor Liss
                            --------------------------------------
                            Victor Liss
                            Title: President

                         By /s/ Angela Toppi
                           ---------------------------------------
                            Angela Toppi
                            Title: Senior Vice President and
                            Chief Financial Officer


                         INTEGRATED SYSTEMS
                           ENGINEERING, INC.

                         By /s/ Victor Liss
                            --------------------------------------
                            Victor Liss
                            Title: President

                         By /s/ Angela Toppi
                           ---------------------------------------
                            Angela Toppi
                            Title: Senior Vice President and
                            Chief Financial Officer

                         GUARANTORS:

                         TRANS-LUX SIGN CORPORATION
                         TRANS-LUX CONSULTING CORPORATION
                         SAUNDERS REALTY CORPORATION
                         TRANS-LUX CANADA, LTD.
                         TRANS-LUX COCTEAU CORPORATION
                         TRANS-LUX COLORADO CORPORATION
                         TRANS-LUX CREDIT TERMINAL
                           CORPORATION
                         TRANS-LUX DURANGO CORPORATION
                         TRANS-LUX EXPERIENCE CORPORATION
                         TRANS-LUX HIGH FIVE CORPORATION

                         TRANS-LUX INVESTMENT CORPORATION
                         TRANS-LUX LOMA CORPORATION
                         TRANS-LUX MIDWEST CORPORATION
                         TRANS-LUX MONTEZUMA CORPORATION
                         TRANS-LUX MULTIMEDIA CORPORATION
                         TRANS-LUX PENNSYLVANIA
                           CORPORATION
                         TRANS-LUX SEAPORT CORPORATION
                         TRANS-LUX SERVICE CORPORATION
                         TRANS-LUX SOUTHWEST CORPORATION
                         TRANS-LUX STORYTELLER CORPORATION
                         TRANS-LUX SYNDICATED PROGRAMS
                           CORPORATION
                         TRANS-LUX TAOS CORPORATION
                         TRANS-LUX THEATRES CORPORATION
                         TRANS-LUX LOVELAND CORPORATION
                         INTEGRATED SYSTEMS ENGINEERING,
                           INC.
                         TRANS-LUX PTY, LTD

                         By /s/ Victor Liss
                            --------------------------------------
                            Victor Liss
                            Title: President

                         By /s/ Angela Toppi
                           ---------------------------------------
                            Angela Toppi
                            Title: Senior Vice President and
                            Chief Financial Officer

                         LENDER:

                         FIRST UNION NATIONAL BANK

                         By /s/ Anne S. Wilson
                           ---------------------------------------
                            Anne S. Wilson
                            Title: Vice President

                            THIRD ALLONGE TO REVOLVING PROMISSORY NOTE
                            ------------------------------------------

     1. THIS THIRD ALLONGE TO REVOLVING PROMISSORY NOTE (this "Allonge") is
                                                               -------
dated October __,1997 to be attached to, modify, and be a part of the Revolving Promissory Note dated as of August 28, 1995, in the original principal amount of $4,000,000 (as renewed, reissued, exchanged, consolidated, amended, modified, replaced or supplemented from time to time, the "Note"), of TRANS-LUX
                                                 ----
CORPORATION, a Delaware corporation (the "Maker"), in favor of FIRST FIDELITY
                                          -----
BANK (now known as First Union National Bank), a national banking association.

     2. The Maker agrees that all of the terms of the Note remain in full force and effect except as follows:

        (a) The figure "$5,000,000" contained in the upper left corner of the
     Note is deleted and the figure "$10,000,000" is substituted therefor; and

        (b) The phrase "FIVE MILLION DOLLARS ($5,000,000)" contained in the fifth line of Section 1 of the Note is deleted and the phrase "TEN MILLION DOLLARS ($10,000,000)" is substituted therefor.

     3. The Maker has executed and delivered this Allonge on the date first written above.


                                 TRANS-LUX CORPORATION

                                 By /s/ Victor Liss
                                   ------------------------
                                    Victor Liss
                                    Title: President

                                 By /s/ Angela Toppi
                                   ------------------------
                                    Angela Toppi
                                    Title: Senior Vice President and
                                           Chief Financial Officer

                                  SCHEDULE 3.9
                                       to
                                CREDIT AGREEMENT

                          Dated as of August 28, 1995



                     VENTURES, SUBSIDIARIES AND AFFILIATES;
                     --------------------------------------
                               OUTSTANDING STOCK
                               -----------------


1. Subsidiaries, Joint Ventures, Partnerships and Affiliates:
-------------------------------------------------------------
                                                           MATERIAL
                                                           --------
Saunders Realty Corporation                                  No
Trans-Lux Canada Ltd                                         Yes
Trans-Lux Cocteau Corporation                                No
Trans-Lux Colorado Corporation                               No
Trans-Lux Consulting Corporation                             Yes
Trans-Lux Credit Terminal Corporation *                      No
Trans-Lux Durango Corporation                                Yes
Trans-Lux Experience Corporation                             Yes
Trans-Lux High Five Corporation                              No
Trans-Lux Investment Corporation                             Yes
Trans-Lux Loma Corporation                                   No
Trans-Lux Loveland Corporation                               Yes
Trans-Lux Midwest Corporation                                Yes
Trans-Lux Montezuma Corporation                              Yes
Trans-Lux Multimedia Corporation                             No
Trans-Lux Pennsylvania Corporation                           No
Trans-Lux Pty, Ltd                                           Yes
Trans-Lux Seaport Corporation **                             No
Trans-Lux Service Corporation                                No
Trans-Lux Sign Corporation                                   Yes
Trans-Lux Southwest Corporation                              Yes
Trans-Lux Storyteller Corporation                            No
Trans-Lux Syndicated Programs Corporation ***                No
Trans-Lux Taos Corporation                                   Yes
Trans-Lux Theatres Corporation                               Yes
Trans-Lux Yucca Corporation *                                No
Mossgood Theatre-Saunders Realty ****                        No
MetroLux Theatres ****                                       Yes

*In process of dissolution
**To be merged into Trans-Lux Multimedia Corporation
***Dormant entity whose charter may be dissolved by proclamation
****50% joint venture

                    FIFTH AMENDMENT AGREEMENT
                    -------------------------

       AGREEMENT, made as of March 24, 1998, among TRANS-LUX CORPORATION, a Delaware corporation, TRANS-LUX CONSULTING CORPORATION, a Delaware corporation, TRANS-LUX SIGN CORPORATION, a Delaware corporation, TRANS-LUX MONTEZUMA CORPORATION, a New Mexico corporation, INTEGRATED SYSTEMS ENGINEERING, INC., a Utah corporation, and FIRST UNION NATIONAL BANK, a national banking association.

                           Background
                           ----------

       A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of August 28, 1995, among Trans-Lux Corporation, Trans-Lux Consulting Corporation, Trans-Lux Sign Corporation, Trans-Lux Montezuma Corporation, Integrated Systems Engineering, Inc., and First Fidelity Bank of Connecticut (predecessor in interest to First Union National Bank) (as amended, modified or supplemented from time to time, the "Credit Agreement").

       B. The Lender has extended the Loans to the Borrowers as more fully described in the terms and conditions of the Credit Agreement.

       C.  The Borrowers have requested, among other things, that the Lender
(i) extend from June 30, 1998 to June 30, 2000, the Loan C Commitment Termination Date and revise the amortization schedule with respect to Loan C,
(ii) extend the Loan C Maturity Date to June 30, 2005, (iii) modify certain of the financial covenants contained in the Credit Agreement, and (iv) permit Trans-Lux Corporation and its subsidiary, Trans-Lux Midwest Corporation, to incur up to $850,000 of additional Indebtedness.

       E. The Lender has agreed to the requests of the Borrowers subject to the terms and conditions of this Agreement.

                            Agreement
                            ---------

       In consideration of the foregoing Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

       1.  Modifications to Credit Agreement.  All of the terms and provisions
           ---------------------------------
of the Credit Agreement and the other Loan Documents shall remain in full force and effect except as follows:

   (a) Section 6.03 of the Credit Agreement is deleted and the following is substituted therefor:

       6.03 Indebtedness.  Borrowers shall not (and shall not permit any of
            ------------
   their Subsidiaries to) create, incur, assume or permit to exist any

   Indebtedness, except (i) the Obligations, (ii) deferred Taxes, (iii) Capital Lease Obligations permitted under clause (iv) of Section 6.07 and
                                                            ------------
   Indebtedness secured by purchase money Liens permitted under clause (v) of
   Section 6.07 in a maximum aggregate amount outstanding not to exceed
   ------------
   $250,000, (vi) Indebtedness in connection with Permitted Acquisitions,
   (vii) Subordinated Indebtedness, including the Debentures, (viii) Indebtedness owed other than to the Lender, the sole purpose of which shall be to finance the purchase, construction or lease of movie theatres and multimedia productions upon reasonable notice to Lender, (ix) other Indebtedness set forth on Schedule 6.3, (x) Guaranteed Indebtedness
                             ------------
   permitted under Section 6.06, and (xi) Indebtedness consisting of Iowa
                   ------------
   Economic Development Loans in an aggregate principal amount up to $850,000.

   (b) Paragraphs 1, 2, 3 and 4 of Schedule 6.11 of the Credit Agreement are
                                   -------------
deleted and the following are substituted therefor:

       1.  Debt Service Coverage Ratio.  TLX, on a consolidated basis, shall
           ---------------------------
   maintain at the end of each Fiscal Year a Debt Service Coverage Ratio of not less than 1.75 to 1.00. For purposes of calculation, the amount of Current Maturities shall not include any amount outstanding under Loan C prior to June 30, 2000, but shall include the aggregate of Capital Lease Obligations.

       2.  Total Funded Debt to Cash Flow Ratio.  TLX, on a consolidated
           ------------------------------------
   basis, shall maintain at the end of each Fiscal Quarter, a Total Funded Debt to Cash Flow Ratio for the most recent 12-month period, of not greater than 4.50 to 1.00.

       3.  Senior Funded Debt to Cash Flow Ratio.  TLX, on a consolidated
           -------------------------------------
   basis, shall maintain at the end of each Fiscal Quarter a Senior Funded Debt to Cash Flow Ratio for the most recent 12-month period, of not greater than 2.50 to 1.00 commencing with the Fiscal Quarter ending March 31, 1998.

       4.  Consolidated Tangible Net Worth.  TLX, on a consolidated basis,
           -------------------------------
   shall maintain at the end of each Fiscal Quarter, a Consolidated Tangible Net Worth of not less than $19,000,000.

   (c) The following is added as Paragraph 6 to Schedule 6.11 of the Credit
                                                -------------
Agreement:

       6.  Liquidity Ratio.  TLX, on a consolidated basis, shall maintain at
           ---------------
   the end of each Fiscal Quarter, a Liquidity Ratio for the most recent 12-month period, of not less than 2.50 to 1.00

   (d) The following is added to Annex "A" of the Credit Agreement following
                                 ---------
the definition of "Debentures":

           "Debt Service Coverage Ratio" shall mean, with respect to any
            ---------------------------
       Person, on a consolidated basis, on any date, the ratio of (i) EBITDA to (ii) the sum of (x) Interest Expense plus (y) Current Maturities.

   (e) The following is added to Annex "A" of the Credit Agreement following
                                 ---------
the definition of "Investment":

           "Iowa Economic Development Loans" shall mean loans made by certain
            -------------------------------
   governmental entities acting by or through the State of Iowa Community Economic Account, consisting of "forgivable loans" or "zero interest loans" or a combination thereof.

   (f) The following is added to Annex "A" of the Credit Agreement following
                                 ---------
the definition of "Lien":

           "Liquidity Ratio" shall mean, with respect to any Person, on a
            ---------------
       consolidated basis, on any date, the ratio of (i) the sum of (x) current assets, less prepaid and deferred assets, and (y) Net Rental Equipment, to (ii) the sum of (w) Indebtedness under Loan C, (x) Current Maturities other than Indebtedness in respect of Loan C, (y) Accounts owed to trade creditors, and (z) all expenses payable in the succeeding 12 months, including, without limitation, accrued operating expenses, accrued Interest Expense, income taxes payable and extraordinary items charged to earnings but not yet paid.

   (g) The definition of "Loan C Commitment Termination Date" contained in Annex "A" of the Credit Agreement is deleted and the following is substituted
---------
therefor:

           "Loan C Commitment Termination Date" shall mean the earliest of (i)
            ----------------------------------
       June 30, 2000, (ii) the date of the termination of Loan C pursuant to
       Section 8.2, and (iii) the date of the termination of Loan C in
       -----------
       accordance with the provisions of Section (a)(iii)(E) of Schedule 1.1.
                                                                ------------

   (h) The definition of "Loan C Maturity Date" contained in Annex "A" of the
                                                             ---------
Credit Agreement is deleted and the following is substituted therefor:

           "Loan C Maturity Date" shall mean June 30, 2005.
            --------------------

   (i) The following is added to Annex "A" of the Credit Agreement following
                                 ---------
the definition of "Security Agreement":

           "Senior Funded Debt to Cash Flow Ratio" shall mean, with respect to
            -------------------------------------
       any Person, on a consolidated basis, on any date, the ratio of (i) Indebtedness less Subordinated Indebtedness to (ii) EBITDA.
   (j) The following is added to Annex "A" of the Credit Agreement following
                                 ---------
the definition of "Multiemployer Plan":

           "Net Rental Equipment" shall mean the amount set forth under the
            --------------------
       line item entry "Rental Equipment" on the balance sheet of a Person from time to time less accumulated depreciation with respect to such Rental Equipment.

   (k) The following is added to Annex "A" of the Credit Agreement following
                                 ---------
the definition of "TLX":

           "Total Funded Debt to Cash Flow Ratio" shall mean, with respect to
            ------------------------------------
       any Person, on a consolidated basis, on any date, the ratio of (i) Indebtedness to (ii) EBITDA.

   (l) Subparagraph (c)(iii) of Schedule 1.2 of the Credit Agreement is
                                ------------
deleted and the following is substituted therefor:

           (iii) On June 30, 2000, the then outstanding indebtedness under Note C shall be payable in nineteen (19) equal payments each in the amount of one-twentieth (1/20) of the amount then outstanding under Note C, payable on October 1, 2000, and continuing on the first day of each successive Fiscal Quarter and a final payment on June 30, 2005 of all amounts then outstanding under Note C.

   (m) The first sentence of Section 4(a)(i) of each Security Agreement is deleted and the following is substituted therefor:

           The Borrower will not change the location of its chief executive office or chief place of business unless it shall have given the Lender 30 days prior notice thereof.

   (n) The following information shall be deemed inserted on Schedule "B" to each Security Agreement other than the Security Agreement between TLX and
Lender:

       See Schedule 3.16 to the Credit Agreement

       2.  Conditions Precedent.  The obligation of the Lender under this
           --------------------
Agreement is subject to the receipt and review, to the satisfaction of the Lender, of the following:


   (a) this Agreement duly executed by the parties hereto;

   (b) the unaudited consolidated financial statements of TLX as at December 31, 1997, including the consolidated balance sheet and statements of income and cash flows, prepared in accordance with GAAP, consistently applied, and certified as true and correct in all material respects by the chief financial officer of TLX;

   (c) a certificate of the chief financial officer of TLX demonstrating compliance with in detail the following as at December 31, 1997:

       (i)   Consolidated Tangible Net Worth of not less than $19,000,000;

       (ii)  Debt Service Coverage Ratio of not less than 1.75 to 1.00;

       (iii) Total Funded Debt to Cash Flow Ratio of not greater than 4.50 to 1.00;

       (iv)  Senior Funded Debt to Cash Ratio of not greater than 2.50 to
             1.00; and

       (v)   Liquidity Ratio of not less than 2.50 to 1.00.

   (d) such other agreements and instruments as the Lender deems necessary.

       3.  Condition Subsequent.  The obligation of the Lender under this
           --------------------
Agreement is subject to the receipt and review, to the satisfaction f the Lender, on or before July 31, 1998, or sooner at the request of the Lender, of Mortgage Modification Agreements with respect to Mortgages or Deeds of Trust encumbering each Subject Property previously delivered to the Lender to secure the Obligations.

       4.  Reaffirmation by the Borrowers.  The Borrowers acknowledge that
           ------------------------------
each is legally, validly and enforceably jointly and severally indebted to the Lender under the Notes, without defense, counterclaim or offset, and that each is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and reasonable attorneys' fees related to or in any way arising out of this Agreement, the Notes, the Credit Agreement and the other Loan Documents. The Borrowers hereby restate and agree to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and reaffirm that all of the representations and warranties contained in the Credit Agreement and the other Loan Documents remain true and correct in all material respects with the exception that the financial statements described therein are deemed true as of the date made. The Borrowers represent that except as set forth in the Credit Agreement and the other Loan Documents, there are no pending, or to each Borrower's knowledge threatened, legal proceedings to which any of the Borrowers or any of the Guarantors is a party which materially and adversely affect the transactions contemplated by this Agreement or the ability of the Borrowers or any of the Guarantors to conduct its business on a consolidated business. The Borrowers and Guarantors acknowledge and represent that the resolutions of each dated July 27, 1995 (except for resolutions of Trans-Lux Midwest Corporation which are dated February 13, 1997), remain in full force and effect and have not been modified, amended, rescinded or otherwise abrogated.

       4.  Reaffirmation by the Guarantors.  The Guarantors acknowledge that
           -------------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset, and affirms that each Guaranty remains in full force and effect and includes, without limitation, the indebtedness, liabilities and obligations arising under or in any way connected with the Loans, this Agreement and the other Loan Documents, whether now existing or hereafter arising.

       5.  Reaffirmation re:  Collateral.  The Borrowers and the Guarantors
           -----------------------------
reaffirm the liens, security interests and pledges granted to the Lender pursuant to the Loan Documents to secure the obligations of each thereunder.

       6.  Other Representations by Borrower and Guarantors.  Each of The
           ------------------------------------------------
Borrowers and the Guarantors represents and confirms that (a) no Event of Default has occurred and is continuing and that the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrowers and the Guarantors in accordance with the terms thereof. Each of the Borrowers and Guarantors represents and confirms that as of the date hereof, each has no claim or defense (and each of the Borrowers and the Guarantors hereby waives every claim and defense as of the date hereof) against the Lender arising out of or relating to the Credit Agreement, this Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

       7.  No Waiver by Lender.  Each of the Borrowers and the Guarantors
           -------------------
acknowledges that (a) by execution of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower or the Guarantors under the Loan Documents and
(b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

       8.  Prejudgment Remedy Waiver; Waivers.  EACH OF THE BORROWER AND THE
           ----------------------------------
GUARANTOR ACKNOWLEDGES THAT THE LOANS AND THE TRANSACTIONS EVIDENCED BY THE NOTES, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE COMMERCIAL TRANSACTIONS AND EACH WAIVES ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE OF ANY PREJUDGMENT REMEDY, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

       9.  Jury Trial Waiver.  EACH OF THE BORROWERS AND THE GUARANTORS WAIVES
           -----------------
TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH, OR IN ANY WAY RELATED TO, THE FINANCING

TRANSACTIONS OF WHICH THE NOTES, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IS A PART OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

      10.  Miscellaneous.
           -------------

          (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          (b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the law of the State of Connecticut.

          (c) This Agreement shall be deemed a Loan Document under the Credit Agreement for all purposes.

          The parties have executed this Agreement on the date first written above.


                                         BORROWERS:
                                         ---------

                                         TRANS-LUX CORPORATION


                                         By s/s Victor Liss
                                            --------------------------------
                                            Victor Liss
                                            Title: President


                                         By /s/ Angela Toppi
                                            --------------------------------
                                            Angela Toppi
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                         TRANS-LUX CONSULTING CORPORATION



                                         By /s/ Victor Liss
                                            --------------------------------
                                            Victor Liss
                                            Title: President


                                         By /s/ Angela Toppi
                                            --------------------------------
                                            Angela Toppi
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                         TRANS-LUX SIGN CORPORATION



                                         By /s/ Victor Liss
                                            --------------------------------
                                            Victor Liss
                                            Title: President

                                         By /s/ Angela Toppi
                                            --------------------------------
                                            Angela Toppi
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                         TRANS-LUX MONTEZUMA CORPORATION



                                         By /s/ Victor Liss
                                            --------------------------------
                                            Victor Liss
                                            Title: President


                                         By /s/ Angela Toppi
                                            --------------------------------
                                            Angela Toppi
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                         INTEGRATED SYSTEMS ENGINEERING, INC.

                                         By /s/ Victor Liss
                                            --------------------------------
                                            Victor Liss
                                            Title: President

                                         By /s/ Angela Toppi
                                            --------------------------------
                                            Angela Toppi
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                         GUARANTORS:
                                         ----------

                                         TRANS-LUX SIGN CORPORATION
                                         TRANS-LUX CONSULTING CORPORATION
                                         SAUNDERS REALTY CORPORATION
                                         TRANS-LUX CANADA, LTD.
                                         TRANS-LUX COCTEAU CORPORATION
                                         TRANS-LUX COLORADO CORPORATION
                                         TRANS-LUX DURANGO CORPORATION
                                         TRANS-LUX EXPERIENCE CORPORATION
                                         TRANS-LUX HIGH FIVE CORPORATION
                                         TRANS-LUX INVESTMENT CORPORATION'
                                         TRANS-LUX LOMA CORPORATION
                                         TRANS-LUX MIDWEST CORPORATION
                                         TRANS-LUX MONTEZUMA CORPORATION
                                         TRANS-LUX MULTIMEDIA CORPORATION
                                         TRANS-LUX PENNSYLVANIA CORPORATION
                                         TRANS-LUX SEAPORT CORPORATION
                                         TRANS-LUX SERVICE CORPORATION
                                         TRANS-LUX SOUTHWEST CORPORATION
                                         TRANS-LUX STORYTELLER CORPORATION

                                         TRANS-LUX SYNDICATED PROGRAMS
                                           CORPORATION
                                         TRANS-LUX TAOS CORPORATION
                                         TRANS-LUX THEATRES CORPORATION
                                         TRANS-LUX LOVELAND CORPORATION
                                         INTEGRATED SYSTEMS ENGINEERING, INC.
                                         TRANS-LUX PTY, LTD

                                         By /s/ Victor Liss
                                            --------------------------------
                                            Victor Liss
                                            Title: President


                                         By /s/ Angela Toppi
                                            --------------------------------
                                            Angela Toppi
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                         LENDER:
                                         ------

                                         FIRST UNION NATIONAL BANK, as
                                         successor in interest to First Union
                                         bank of Connecticut


                                         By /s/ Anne S. Wilson
                                            --------------------------------
                                            Anne S. Wilson
                                            Title: Vice President